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                                                                    EXHIBIT 23.1

                        CONSENT OF ARTHUR ANDERSEN LLP

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 22, 1996, included in The Wiser Oil Company's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.



                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP


Dallas, Texas
February 26, 1997